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                                                                   EXHIBIT 10.2


                          SOURCE SERVICES CORPORATION

                             1996 STOCK OPTION PLAN


                                  INTRODUCTION

         On April 3, 1996, the Board of Directors of Source Services Corporation adopted the Source Services Corporation 1996 Stock Option Plan as set forth herein:

         1. PURPOSE. The purpose of the Plan is to provide key employees with a proprietary interest in the Company through the granting of options which will:

                 (a) increase the interest of the key employees in the Company's welfare;

                 (b) furnish an incentive to the key employees to continue their services for the Company; and

                 (c) provide a means through which the Company may attract able persons to enter its employ.

         2. ADMINISTRATION. The Plan shall be administered by the Committee.

         3. PARTICIPANTS. The Committee shall, from time to time, select the particular key employees of the Company and its Subsidiaries to whom options are to be granted, and who will, upon such grant, become participants in the Plan. For purposes of the Plan, "key employees" are those officers and employees (including officers and key employees who are members of the Board) whose performance and responsibilities are determined by the Board to be influential to the success of the Company.

         4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at





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least 110% of the fair market value of the stock at the time the Incentive
Option is granted and the Incentive Option is not exercisable more than ten years from the date it is granted.

         5. SHARES SUBJECT TO PLAN. The aggregate number of shares of Common Stock for which options may be granted under the Plan shall not exceed 1,000,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

         6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under this Plan and all incentive stock option plans of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable under the terms of the option.

         7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to key employees of the Company or its Subsidiaries. The grant of an option to a key employee shall not be





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deemed either to entitle the key employee to, or to disqualify the key employee from, participation in any other grant of options under the Plan.

         8. GRANT OF OPTIONS. All options granted under the Plan shall be granted by the Committee, which is authorized to grant Incentive Options and Nonqualified Options under the Plan. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Code. The Company shall execute stock option agreements upon instructions from the Committee. The Plan shall be submitted to the Company's stockholders for approval. The Committee may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

         9. OPTION PRICE. The option price for an Incentive Option shall not be less than 100% of the fair market value per share of the Common Stock on the date the Incentive Option is granted. The Committee shall determine the fair market value of the Common Stock on the date of grant and shall set forth the determination in its minutes, using any reasonable valuation method.

         10. OPTION PERIOD. The Option Period will begin on the date the option is granted, which will be the date the Committee authorizes the option unless the Committee





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specifies a later date.  No option may terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. The Committee may provide for termination of the option in the case of termination of employment or any other reason.

         11. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option agreement may provide that it may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death or disability, (i) in the case of death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or (ii) in the case of disability, by the participant or his personal representative, provided the option is exercised prior to the date of its expiration or three months from the date of the participant's death or disability, whichever first occurs. The date of disability of a participant shall be determined by the Committee.

         12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or by tendering shares of Common Stock at the fair market value per share at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a shareholder until shares are issued to him.





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         13.     EXERCISE OF OPTION.  Options granted under the Plan may be exercised during the Option Period, at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

         14. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

         15. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant.

         16. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

         17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the number of securities that may be issued





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under the Plan, or (b) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.

         18.     EFFECT OF PLAN.   Neither the adoption of the Plan nor any
action of the Board or the Committee shall be deemed to give any key employee any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein.

         19. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on April 2, 2006. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

         20. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" means the committee of the Board appointed by the Board to administer the Plan, consisting of two or more directors, each of whom has not been granted equity securities of the Company, including options and other derivative securities, during the one year period prior to service on the Committee or while serving in a similar capacity pursuant to any other plan of the Company, its Parent or its Subsidiaries; provided, however that the foregoing limitation shall not prohibit the members of the





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         Committee from participating in a formula plan maintained by the
         Company, its Parent or its Subsidiaries providing for automatic grants of stock.

                 (d) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                 (e) "Company" means Source Services Corporation, a Delaware corporation.

                 (f) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422 of the Code.

                 (g) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

                 (h) "Option Period" means the period during which an option may be exercised.

                 (i) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                 (j) "Plan" means this 1996 Stock Option Plan, as amended from time to time.

                 (k) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing





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         50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.





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                          SOURCE SERVICES CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT



         1. Grant of Option. Pursuant to the Source Services Corporation 1996 Stock Option Plan (the "Plan") for key employees of Source Services Corporation (the "Company") and its subsidiaries, the Company grants to


                  ___________________________________________
                             (the "Option Holder")

an incentive option to purchase from the Company a total of ________ shares of Common Stock, $______ par value, of the Company (the "Common Stock") at $______ per share (being at least the fair market value per share of the Common Stock on the date of this grant), in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. This option is intended to constitute an incentive option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this option is exercisable in the following cumulative installments:

         First installment. Up to 25% of the total optioned shares at any time on or after one year from the date of grant.

         Second installment. Up to an additional 25% of the total optioned shares at any time after two years from the date of grant.

         Third installment. Up to an additional 25% of the total optioned shares at any time after three years from the date of grant.





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         Fourth installment. Up to an additional 25% of the total optioned shares at any time after four years from the date of grant.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In the event of the Option Holder's termination of employment for whatever cause, the option will be exercisable only to the extent that the Option Holder could have exercised it on the date of his termination of employment.

         3. Exercise of Option. The exercise of this option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If requested by the Option Holder and approved by the Company, the Option Holder may exercise this option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the option shares being purchased, with the number of shares tendered to be determined by the fair market value per share of the Common Stock on the date of exercise, as determined by the Committee.

         4. Subject to Plan. This option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

         5. Term. This option will terminate at the first of the following:

         (a)     5 p.m. on _______, 20__.

         (b) 5 p.m. on the date three months following the date of the Option Holder's death or disability.





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         (c)     5 p.m. on the date thirty (30) days following the date the
                 Option Holder's employment with the Company and its subsidiaries terminates for a reason other than cause (as defined in Section 5(d) below), death or disability.

         (d) Upon termination of the Option Holder's employment with the Company or its subsidiaries for "cause", this option will terminate immediately and the Option Holder will forfeit any right to exercise any portion of this option. As used in this Agreement, "cause" means the occurrence, determined by the Board of Directors of the Company (the "Board"), in its sole and absolute discretion, of any one or more of the following:

                 (i) the willful and continued failure by the Option Holder to substantially perform his or her duties (other than any such failure resulting from the Option Holder's physical or mental disability), after a written demand for substantial performance is delivered by the Company to the Option Holder that specifically identifies the manner in which the Company believes that the Option Holder has not substantially performed his or her duties, and the Option Holder has failed to remedy the situation within thirty (30) calendar days of receiving such notice; or

                 (ii) the Option Holder's conviction for committing an act of fraud, embezzlement, theft, or other act constituting a felony; or

                 (iii) the willful engaging by the Option Holder in gross misconduct materially and demonstrably injurious to the Company, as determined by the Company.

                 However, no act or failure to act, on the Option Holder's part shall be considered "willful" unless done, or omitted to be done, by the Option Holder not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

         6. Who May Exercise. During the lifetime of the Option Holder, this option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to the termination date specified in Section 5 hereof without having exercised the option as to all of the shares covered hereby, the option may be exercised to the extent the Option Holder could have exercised the option on the date of his or her death or disability at any time prior to the earlier of the dates specified in Sections 5(a)





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and (b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his or her personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

         7.      Restrictions on Exercise.  This option:

         (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;

         (b) may not be exercised in whole or in part and no cash or certificates representing shares subject to such option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

         (c) may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date three months prior to the date of exercise the Option Holder was an employee of either the Company or a subsidiary of the Company; provided, if the Option Holder's continuous employment is terminated by death, or if the Option Holder dies within said three-month period, the option may be exercised in accordance with Section 5.

         8. Manner of Exercise. Subject to such administrative regulations as the committee (the "Committee") appointed pursuant to the terms of the Plan by the Board to administer the Plan may from time to time adopt, the Option Holder or beneficiary shall, in order to exercise this option:

         (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

         (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for option shares.





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         Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the option evidenced by this Agreement, (ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect.

         In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder.

         The Committee shall advise the Option Holder or beneficiary in writing, within ten business days after the first meeting of the Committee following the date of exercise, whether the Committee approves the exchange of Common Stock for option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

         9. Non-Assignability. This option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

         10. Rights of Stockholder. The Option Holder will have no rights as a stockholder with respect to any shares covered by this option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 11 hereof, no





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adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         11. Capital Adjustments; Antidilution. The number of shares of Common Stock covered by this option, and the option price thereof, shall be subject to such adjustment as the Committee deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

         12. Change in Control of the Company. In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Option Holder and the Company shall not be affected in any manner. In the event (i) the Company sells more than 50% of its assets, (ii) becomes a party to any merger, consolidation or corporate reorganization, and as the result of which the Company shall not be the surviving corporation, or
(iii) any other person or entity makes a tender or exchange offer for Common Stock of the Company whereby such other person or entity would own more than 50% of the outstanding Common Stock of the Company (the surviving corporation, purchaser, or tendering person being collectively referred to as the "purchaser", and the applicable action being referred to as the "transaction"), then the Board may, at its election, (a) reach an agreement with the purchaser that the purchaser will assume the obligation of the Company under the option;
(b) reach an agreement with the purchaser that the purchaser will convert the option into an option of at least equal value, determined as of the date of the transaction, as to stock of the purchaser; or (c) not later than twenty days prior to the effective date of such transaction, or such shorter period as is determined to be administratively





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practicable by the Board, notify the Option Holder and afford to the Option
Holder a right for ten days, or such shorter period as may be approved by the Board, after the date of such notice to exercise all or any portion of the shares of Common Stock covered by this option that have not been exercised and that the time for exercising such shares of Common Stock has not expired pursuant to this Agreement, regardless of whether such Optioned Shares otherwise would then be exercisable under the Agreement. Within the ten-day period (or, if applicable, such shorter period) described in clause (c) above, the Option Holder may exercise any portion of the shares described in the preceding sentence as he may desire and deposit with the Company the requisite cash to purchase in full the Common Stock thereby exercised, in which case the Company shall, prior to the effective date of the transaction, transfer to the Option Holder all shares of Common Stock thus exercised, which shall be treated as owned by the Option Holder for purposes of the transaction.

         13. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

         14. Date of Grant. The date of grant of this option is _____________, 19__.

         15. Shareholder Approval. This option is subject to the approval of the Plan, prior to April ____, 1997, by the shareholders of the Company. Subject to such approval, this option is effective on the date of grant specified in Section 14. If the Plan is not so approved, this option will be of no effect. No portion of this option may be exercised prior to such approval.

         16. Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of stock upon exercise of this option that the Option Holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying





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its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of stock upon exercise of this option.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 14 hereof.

                                            SOURCE SERVICES CORPORATION




                                            By
                                              ----------------------------------


                                            ------------------------------------
                                                                  Option Holder





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                          SOURCE SERVICES CORPORATION

                      NONQUALIFIED STOCK OPTION AGREEMENT



         1. Grant of Option. Pursuant to the Source Services Corporation 1996 Stock Option Plan (the "Plan") for key employees of Source Services Corporation (the "Company") and its subsidiaries, the Company grants to

                 _____________________________________________
                             (the "Option Holder")


a nonqualified option to purchase from the Company a total of _________ shares of Common Stock, $______ par value, of the Company (the "Common Stock") at $______ per share, in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. This option is not intended to constitute an incentive option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this option is exercisable in the following cumulative installments:

         First installment. Up to 25% of the total optioned shares at any time after one year from the date of grant.

         Second installment. Up to an additional 25% of the total optioned shares at any time after two years from the date of grant.

         Third installment. Up to an additional 25% of the total optioned shares at any time after three years from the date of grant.

         Fourth installment. Up to an additional 25% of the total optioned shares at any time after four years from the date of grant.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In the event of the Option Holder's termination of employment for whatever cause, the option will be exercisable only to the extent that the Option Holder could have exercised it on the date of his termination of employment.

         3. Exercise of Option. The exercise of this option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If requested by the Option Holder and approved by the Company, the Option Holder may exercise this option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the option shares being purchased, with the number of shares tendered to be determined by the fair market value per share of the Common Stock on the date of exercise, as determined by the Committee.

         4. Subject to Plan. This option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.

         5.  Term.  This option will terminate at the first of the following:

         (a)     5 p.m. on _________________, 20___.

         (b) 5 p.m. on the date three months following the date of the Option Holder's death or disability (as described in Section
                 6).

         (c) 5 p.m. on the date thirty (30) days following the date the Option Holder's employment with the Company and its subsidiary companies terminates for reasons other than cause (as defined in Section 5(d) below), death or disability.





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         (d)     Upon termination of the Option Holder's employment with the
                 Company, or its subsidiary companies for "cause", this option will terminate immediately and the Option Holder will forfeit any right to exercise any portion of this option. As used in this Agreement, "cause" means the occurrence, determined by the Board of Directors of the Company (the "Board"), in its sole and absolute discretion, of any one or more of the following:

                 (i) the willful and continued failure by the Option Holder to substantially perform his or her duties (other than any such failure resulting from the Option Holder's physical or mental disability), after a written demand for substantial performance is delivered by the Company to the Option Holder that specifically identifies the manner in which the Company believes that the Option Holder has not substantially performed his or her duties, and the Option Holder has failed to remedy the situation within thirty (30) calendar days of receiving such notice; or

                 (ii) the Option Holder's conviction for committing an act of fraud, embezzlement, theft, or other act constituting a felony; or

                 (iii) the willful engaging by the Option Holder in gross misconduct materially and demonstrably injurious to the Company, as determined by the Company.

                 However, no act or failure to act, on the Option Holder's part shall be considered "willful" unless done, or omitted to be done, by the Option Holder not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

         6. Who May Exercise. During the lifetime of the Option Holder, this option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled [within the meaning of Section 22(e)(3) of the Code] prior to the termination date specified in Section 5 hereof without having exercised the option as to all of the shares covered hereby, the option may be exercised to the extent the Option Holder could have exercised the option on the date of his or her death or disability at any time prior to the earlier of the dates specified in Sections 5(a) and (b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death, or (ii) the Option Holder or his or her personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

         7.  Restrictions on Exercise.  This option:

         (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;


         (b) may not be exercised in whole or in part and no certificates representing shares subject to such option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

         (c) may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date thirty (30) days prior to the date of exercise the Option Holder was a key employee of the Company or a subsidiary of the Company; provided, if the Option Holder's continuous employment is terminated by disability or death, or if the Option Holder dies within said thirty (30) day period, the option may be exercised in accordance with
                 Section 5.

         8. Manner of Exercise. Subject to such administrative regulations as the committee (the "Committee") appointed pursuant to the terms of the Plan by the Board to administer the Plan may from time to time adopt, the Option Holder or beneficiary shall, in order to exercise this option:

         (a) give written notice to the Committee of the exercise price and the number of shares which he will purchase and furnish an undertaking to make payment of such exercise price in United States dollars before issuance of such shares; or

         (b) give written notice to the Committee of the exercise price and the number of shares for which he is requesting approval from the Committee to tender other shares of Common Stock in exchange for option shares.

         Any notice shall include an undertaking to furnish or execute such documents as the Committee in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the option evidenced by this Agreement, (ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect, and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect.

         In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Committee of the paragraph (b) request, full payment in United States dollars of the option exercise price for the shares being purchased hereunder or (ii) promptly after receipt of approval by the Committee of exercise of this option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder.

         The Committee shall advise the Option Holder or beneficiary in writing, within ten business days after the first meeting of the Committee following the date of exercise, whether the Committee approves the exchange of Common Stock for option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the option exercise price within five business days after the date of the Committee's notice, unless the Committee extends the time of payment.

         9. Non-Assignability. This option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

         10. Rights of Stockholder. The Option Holder will have no rights as a stockholder with respect to any shares covered by this option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         11. Capital Adjustments; Antidilution. The number of shares of Common Stock covered by this option, and the option price thereof, shall be subject to such adjustment as the Committee deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

         12. Change in Control of the Company. In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Option Holder and the Company shall not be affected in any manner. In the event (i) the Company sells more than 50% of its assets, (ii) becomes a party to any merger, consolidation or corporate reorganization, and as the result of which the Company shall not be the surviving corporation, or
(iii) any other person or entity makes a tender or exchange offer for Common Stock of the Company whereby such other person or entity would own more than 50% of the outstanding Common Stock of the Company (the surviving corporation, purchaser, or tendering person being collectively referred to as the "purchaser", and the applicable action being referred to as the "transaction"), then the Board may, at its election, (a) reach an agreement with the purchaser that the purchaser will assume the obligation of the Company under the option;
(b) reach an agreement with the purchaser that the purchaser will convert the option into an option of at least equal value, determined as of the date of the transaction, as to stock of the purchaser; or (c) not later than twenty days prior to the effective date of such transaction, or such shorter period as is determined to be administratively practicable by the Board, notify the Option Holder and afford to the Option Holder a right for ten days, or such shorter period as may be approved by the Board, after the date of such notice to exercise all or any portion of the shares of Common Stock covered by this option that have not been exercised and that the time for exercising such shares of Common Stock has not expired pursuant to this Agreement, regardless of whether such Optioned Shares otherwise would then be exercisable under the Agreement. Within the ten-day period (or, if applicable, such shorter period) described in clause (c) above, the Option Holder may exercise any portion of the shares described in the preceding sentence as he or she may desire and deposit with the Company the requisite cash to purchase in full the Common Stock thereby exercised, in which case the Company shall, prior to the effective date of the transaction, transfer to the Option Holder all shares of Common Stock thus exercised, which shall be treated as owned by the Option Holder for purposes of the transaction.

         13. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State.

         14. Date of Grant. The date of grant of this option is ______________________, 19___.

         15. Stockholder Approval. This option is subject to the approval of the Plan, prior to April _____, 1997, by the stockholders of the Company. Subject to such approval, this option is effective on the date of grant specified in Section 14 hereof. If the Plan is not so approved, this option will be of no effect. No portion of this option may be exercised prior to such approval.

         16. Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of stock upon exercise of this option that the Option Holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of stock upon exercise of this option.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 14 hereof.

                                              SOURCE SERVICES CORPORATION



                                              By
                                                --------------------------------



                                              ----------------------------------
                                                                   Option Holder